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(Multicurrency -- Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

                          dated as of January 31, 2006

THE ROYAL BANK                JPMORGAN CHASE BANK, N.A., not in its individual
OF SCOTLAND PLC        and    capacity, but solely as TRUSTEE FOR THE BENEFIT OF
                              THE CERTIFICATEHOLDERS OF THE POPULAR ABS, INC.
                              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows: --

1.      INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.      OBLIGATIONS

(a)     GENERAL CONDITIONS.

        (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

        (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

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        (iii)   Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)     NETTING. If on any date amounts would otherwise be payable:--

        (i)     in the same currency; and

        (ii)    in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)     DEDUCTION OR WITHHOLDING FOR TAX.

        (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

                (1) promptly notify the other party ("Y") of such requirement;

                (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

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                        (A)     the failure by Y to comply with or perform any
                        agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                        (B) the failure of a representation made by Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

        (ii)    LIABILITY. If: --

                (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                (2)     X does not so deduct or withhold; and

                (3) a liability resulting from such Tax is assessed directly against X,

        then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.      REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a)     BASIC REPRESENTATIONS.

        (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

        (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

        (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any

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        court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

        (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

        (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.      AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

        (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

        (ii) any other documents specified in the Schedule or any Confirmation; and

        (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be

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        accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.      EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

        (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

        (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

        (iii)   CREDIT SUPPORT DEFAULT.

                (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

                (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

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                (3)     the party or such Credit Support Provider disaffirms,
                disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

        (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

        (v) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or
        (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

        (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

        (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

                (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;
                (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

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        (viii)  MERGER WITHOUT ASSUMPTION. The party or any Credit Support
        Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

                (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

                (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:--

        (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

                (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

        (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

        (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
        Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

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        (iv)    CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is
        specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

        (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

6.      EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)     RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

        (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

        (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

        If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

        Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

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        (iii)   TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1)
        or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

        (iv)    RIGHT TO TERMINATE. If: --

                (1)     a transfer under Section 6(b)(ii) or an agreement under
                Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)     EFFECT OF DESIGNATION.

        (i)     If notice designating an Early Termination Date is given under
        Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

        (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)     CALCULATIONS.

        (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

        (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

        (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default: --

                (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to
                (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

        (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event: --

                (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                (2)     Two Affected Parties. If there are two Affected
                Parties: --

                        (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and
                        (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                        (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

                If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

        (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

        (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.      TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.      CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.      MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)     COUNTERPARTS AND CONFIRMATIONS.

        (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

        (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.     OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.     EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.     NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

        (i) if in writing and delivered in person or by courier, on the date it is delivered;

        (ii) if sent by telex, on the date the recipient's answerback is received;

        (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

        (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

        (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.     GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

        (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

        (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.     DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)     in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default. "REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meanings specified in the Schedule.

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of THE ROYAL BANK OF SCOTLAND PLC. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of THE ROYAL BANK OF SCOTLAND PLC under this Agreement.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

THE ROYAL BANK OF SCOTLAND PLC              JPMORGAN CHASE BANK, N.A., not in
By:  Greenwich Capital Markets, Inc.,       its individual capacity, but solely
     its agent                              as TRUSTEE FOR THE BENEFIT OF THE
                                            CERTIFICATEHOLDERS OF THE POPULAR
                                            ABS, INC. MORTGAGE PASS-THROUGH
                                            CERTIFICATES, SERIES 2006-A

By: /Caroline Kulik/                        By: /Steve M. Husbands/
    ------------------------                    -------------------------------
    Name: Caroline Kulik                        Name: Steve M. Husbands
    Title: Managing Director                    Title: Assistant Vice President
    Date: January 31, 2006                      Date: January 31, 2006

                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT

                          dated as of January 31, 2006

                                     between

                   THE ROYAL BANK OF SCOTLAND PLC ("PARTY A")

                                       and

                            JPMORGAN CHASE BANK, N.A.

                  not in its individual capacity, but solely as

      TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS OF THE POPULAR ABS,
       INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A ("PARTY B")

                        SCHEDULE TO THE MASTER AGREEMENT

PART 1. TERMINATION PROVISIONS

        (A)     "SPECIFIED ENTITY" None specified.

        (B) "SPECIFIED TRANSACTION" has its meaning as defined in Section 14 of this Agreement.

        (C)     "CROSS DEFAULT" applies to Party A and does not apply to Party
                B.

                "SPECIFIED INDEBTEDNESS" has its meaning as defined in
                Section 14 of this Agreement.

                "THRESHOLD AMOUNT" means, with respect to Party A, an amount (including its equivalent in another currency) equal to the higher of $10,000,000 or 2% of its stockholders' equity as reflected on its most recent financial statements or call reports.

        (D) "CREDIT EVENT UPON MERGER" applies to Party A and does not apply to Party B. For the avoidance of doubt, only Party B shall have the right to designate an Early Termination Date in connection with a Credit Event upon Merger.

        (E)     "AUTOMATIC EARLY TERMINATION" does not apply to either party.

        (F) PAYMENTS ON EARLY TERMINATION. Except as otherwise provided in this Schedule, "Market Quotation" and the "Second Method" apply.

        (G)     "TERMINATION CURRENCY" means United States Dollars.

        (H) LIMITATION ON DEFAULTS BY PARTY B. The following Events of Default specified in Section 5 of this Agreement shall not apply to Party B:

                (A)     Section 5(a)(ii) Breach of Agreement;

                (B) Section 5(a)(iii) Credit Support Default, except due to a default under Paragraph 7(i) of the Credit Support Annex;

                (C)     Section 5(a)(iv) Misrepresentation;

                (D)     Section 5(a)(v) Default under Specified Transaction; and

                (E)     Section 5(a)(vii)(2) Bankruptcy.

        (I)     ADDITIONAL TERMINATION EVENTS.

                (i) Unless otherwise specified in a Confirmation, the occurrence of any of the following events shall be an Additional Termination Event:

                        (A) Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("MOODY'S") rates the creditworthiness of Party A's unsecured and unsubordinated debt, deposit or letter of credit obligations below investment grade (investment grade being a long-term rating of at least BBB+ for S&P and Baa1 for Moody's, and a short-term rating of A-1 from S&P) and Party A fails to make a Permitted Transfer (as defined in

                                Section (a) of Part 6 of this Schedule) in accordance with the provisions of Part 1(i)(iii) of this Schedule.

                        (B)     [RESERVED]

                (ii) For purposes of the right to terminate under Section 6(b)(iv), Party A will be the sole Affected Party for any Additional Termination Events described above. Notwithstanding which party is the Affected Party for any Additional Termination Event, upon the occurrence of an Early Termination Date for any Additional Termination Event, Party A shall make the calculations under Section 6(e) of this Agreement as though it were the party that is not the Affected Party for purposes of Section 6(e)(ii)(1) of this Agreement, provided that any Market Quotation for any Transaction terminated pursuant to Clause (A) of subparagraph (i) above shall be the Reference Market-Maker's price for entering into a Replacement Transaction with a creditworthy counterparty in which the Reference Market-Maker would take the side that Party B had taken in the Terminated Transaction, known as the "offered side". Party B agrees to give written notice to each of S&P (for so long as any Certificates (as defined in the Pooling and Servicing Agreement) are deemed outstanding under the Pooling and Servicing Agreement and rated by S&P) and Moody's (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and rated by Moody's) in the event it declares an Additional Termination Event and designates an Early Termination Date in the event of a credit downgrade event with respect to Party A as provided in subparagraph (i)(A) above.

                (iii) In the event either S&P or Moody's rates the creditworthiness of Party A's unsecured and unsubordinated debt, deposit or letter of credit obligations below investment grade as provided in Part 1(i)(i)(A) above and Party A fails to make a Permitted Transfer of the Affected Transactions within thirty days of the occurrence of such credit downgrade event, then, beginning on the Over-Collateralization Commencement Date and continuing until Party A has made a Permitted Transfer of the Affected Transactions, Party A shall transfer to Party B's Custodian under the Credit Support Annex an amount of Eligible Collateral having a Value at least equal to the greatest of (x) Party A's Exposure under the Affected Transactions, (y) the amount of the next payment due from Party A to Party B under the Affected Transactions, or (z) one percent of the Transactional Notional Amount (as hereinafter defined). The posting of such collateral by Party A shall have the effect that no Additional Termination Event under Part 1(i)(i)(A) shall exist with respect to the Affected Transactions unless Party A has not made a Permitted Transfer of the Affected Transactions within 60 days after the occurrence of such credit downgrade event. Party A shall continue to post collateral following such 60 day period in accordance with the terms of this Agreement until the earlier to occur of consummation of a Permitted Transfer of the Affected Transactions or termination of this Agreement. At all times following the occurrence of an Over-Collateralization Commencement Date, Party A will continue to use commercially reasonable efforts to find a replacement party which meets the requirements of Part 6(a)(ii) below. The term "Transactional Notional Amount" shall mean, as of the date of determination, an amount equal to the aggregate Notional Amount outstanding at the beginning of and for the current Calculation Period under the Affected Transactions.

                (iv) "Over-Collateralization Commencement Date" means the first Business Day following the thirty-day period after the occurrence of the credit downgrade event described in Part 1(i)(i)(A) above.

        (J) EVENTS OF DEFAULT. An Event of Default shall not occur with respect to Party A under Section 5(a)(v)(1) or (2) or Section 5(a)(vi) when the failure to pay or deliver, or the default, event of default or other similar condition or event, as the case may be, arises solely (i) out of a wire transfer problem or an operational or administrative error or omission (so long as the required funds or property required to make that payment or delivery were otherwise available to Party A), or (ii) from the general unavailability of the relevant currency due to exchange controls or other similar governmental action, but in either case only if the payment or delivery is made within three Local Business Days after the problem has been corrected, the error or omission has been discovered or the currency becomes generally available.

PART 2. TAX PROVISIONS

        (A) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, each party makes the following representation:

                It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

                In making this representation, a party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under
                Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

        (B) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement:

                (i)     Party A makes the following representations:

                        Each payment received or to be received by it in connection with this Agreement in respect of any Transactions will be effectively connected with its conduct of a trade or business in the United States.

                (ii)    Party B makes the following representations:

                        JPMorgan Chase Bank, N.A. is a national banking association and not a foreign corporation for United States tax purposes. Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-A is a New York common law trust and not a foreign trust for United States tax purposes.

        (C)     TAX FORMS.

                (i) DELIVERY OF TAX FORMS. For the purpose of Section 4(a)(i), and without limiting Section 4(a)(iii), each party agrees to duly complete, execute and deliver to the other party the tax forms specified below with respect to it (A) before the first Payment Date under this Agreement, (B) promptly upon reasonable demand by the other party and (C) promptly upon learning that any such form previously provided by the party has become obsolete or incorrect.

                (ii)    TAX FORMS TO BE DELIVERED BY PARTY A: None specified.

                (iii) TAX FORMS TO BE DELIVERED BY PARTY B: A correct, complete and duly executed U.S. Internal Revenue Service Form W-9 (or successor thereto) that eliminates U.S. federal backup withholding tax on payments to Party B under this Agreement.

                (iv) ADDITIONAL FORMS. Each party agrees to deliver to the other party, upon reasonable demand by such other party, any other tax form that may be required or reasonably requested in writing in order to allow such other party to make a payment under this Agreement without deduction or withholding for or on account of any tax imposed by any government or other taxing authority in respect of any such payment (other than a stamp, registration, documentation or similar tax), or with such deduction or withholding at a reduced rate, which form shall be correct, complete and duly executed.

        (D)     MODIFIED TAX PROVISIONS.

                (i) Party A's obligation under Section 2(d)(i)(4) of this Agreement shall apply whether or not a Tax is an Indemnifiable Tax, and for that purpose the definition of "Indemnifiable Tax" is hereby amended to mean any Tax assessed against Party A for any amount payable to Party B under or in connection with this Agreement.

                (ii) Party B's obligations under Section 2(d)(i) of this Agreement shall be limited to complying with clauses
                        (1), (2) and (3) thereof at any time any of Party B's obligations in respect of the "Certificates" under the Pooling and Servicing Agreement remain outstanding and Party B shall not be obligated to pay any amount under clause (4) thereof until all such obligations in respect of such "Certificates" have been paid in full.

                (iii) Notwithstanding any contrary provision in this Agreement, Party A may not designate an Early Termination Date in respect of any Tax Event or Tax Event Upon Merger, and Party A's sole remedy in respect thereof shall be to make a Permitted Transfer (as defined below).

PART 3. DOCUMENTS

        (A) DELIVERY OF DOCUMENTS. When it delivers this Agreement, each party shall also deliver its Closing Documents to the other party in form and substance reasonably satisfactory to the other party. For each Transaction, a party shall deliver, promptly upon request, a duly executed incumbency certificate for the person(s) executing the Confirmation for that Transaction on behalf of that party.

        (B)     CLOSING DOCUMENTS.

                (i)     For Party A, "CLOSING DOCUMENTS" mean:

                        (A) an opinion of Party A's counsel, addressed to Party B covering Party A's Basic Representations under Section 3(a) as they relate to this Agreement;

                        (B) a copy, certified by the Secretary or Assistant Secretary of Party A, of the resolutions of Party A's board of directors authorizing the execution, delivery and performance by Party A of this Agreement and authorizing Party A to enter into Transactions hereunder;

                        (C) a duly executed certificate of the Secretary or Assistant Secretary of Party A certifying the name and true signature of each person authorized to execute this Agreement and enter into Transactions for Party A; and

                        (D) each Credit Support Document (if any) specified for Party A in this Schedule, together with a duly executed incumbency certificate for the person(s) executing that Credit Support Document, or in lieu thereof, a copy of the relevant pages of its official signature book.

                (ii)    For Party B, "CLOSING DOCUMENTS" mean:

                        (A) an opinion of Party B's counsel addressed to Party A covering Party B's Basic Representations under Section 3(a) as they relate to this Agreement;

                        (B) a copy, certified by the secretary or assistant secretary of Party B, of the resolutions of Party B's board of directors authorizing the execution, delivery and performance by Party B of this Agreement and authorizing Party B to enter into Transactions hereunder; and

                        (C) a duly executed certificate of the secretary or assistant secretary of Party B certifying the name and true signature of each person authorized to execute this Agreement and enter into Transactions for Party B.

PART 4. MISCELLANEOUS

        (A) ADDRESSES FOR NOTICES. For purposes of Section 12(a) of this Agreement, all notices to a party shall, with respect to any particular Transaction, be sent to its address, telex number or facsimile number specified in the relevant Confirmation, provided that any notice under Section 5 or 6 of this Agreement, and any notice under this Agreement not related to a particular Transaction, shall be sent to a party at its address, telex number or facsimile number specified below, provided further that any notice under the Credit Support Annex shall be sent to a party at its address, telex number or facsimile number specified in the Credit Support Annex.

                TO PARTY A:

                THE ROYAL BANK OF SCOTLAND PLC
                600 Steamboat Road
                Greenwich, CT 06830
                Attention: Legal Department-Derivatives Documentation
                      Fax:      203-618-2533/34
                      Phone:    203-618-2531/32

                TO PARTY B:

                JPMORGAN CHASE BANK, N.A.,
                not in its individual capacity but solely as TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS
                OF THE POPULAR ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A
                4 New York Plaza, 6th Floor
                New York, New York 10004
                Attention: Mark W. McDermott, Worldwide Securities Services/Structured Finance Services, Popular ABS 2006-A (Adjustable Rate Certificates, Corridor)
                Fax: 212-623-4482
                Phone: 212-623-5930

                WITH A COPY TO:

                Equity One, Inc.
                301 Lippincott Drive
                Marlton, NJ  08053
                Attention: Chief Financial Officer
                Fax: (856) 396-2713

        (B) PROCESS AGENT. For the purpose of Section 13(c) of this Agreement, neither party appoints a Process Agent hereunder.

        (C)     OFFICES. Section 10(a) applies.

        (D)     MULTIBRANCH PARTY. Neither party is a Multibranch Party.

        (E)     "CALCULATION AGENT" means Party A.

        (F)     CREDIT SUPPORT DOCUMENT.

                (i)     For Party A, the following is a Credit Support Document:
                        The Credit Support Annex dated the date hereof and duly executed and delivered by Party A and Party B.

                (ii) For Party B, the following is a Credit Support Document: none specified.

        (G)     CREDIT SUPPORT PROVIDER.

                (i) For Party A, Credit Support Provider means: none specified.

                (ii) For Party B, Credit Support Provider means: none specified.

        (H) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York (and not the law of conflicts except with respect to Sections 5-1401 and 5-1402 of the New York General Obligations Law).

        (I) WAIVER OF JURY TRIAL. To the extent permitted by applicable law, each party irrevocably waives any and all right to trial by jury in any legal proceeding in connection with this Agreement, any Credit Support Document to which it is a party, or any Transaction.

        (J) NETTING OF PAYMENTS. Section 2(c) of this Agreement will not apply.

        (K) "AFFILIATE" has its meaning as defined in Section 14 of this Agreement.

PART 5. OTHER PROVISIONS

        (A)     ISDA PUBLICATIONS.

                2000 ISDA DEFINITIONS. This Agreement and each Transaction are subject to the 2000 ISDA Definitions (including its Annex) published by the International Swaps and Derivatives Association, Inc. (together, the "2000 ISDA DEFINITIONS") and will be governed by the provisions of the 2000 ISDA Definitions. The provisions of the 2000 ISDA Definitions are incorporated by reference in, and shall form part of, this Agreement and each Confirmation. Any reference to a "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for purposes of this Agreement or any Confirmation, and any reference to a "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for purposes of the 2000 ISDA Definitions. The provisions of this Agreement (exclusive of the 2000 ISDA Definitions) shall prevail in the event of any conflict between such provisions and the 2000 ISDA Definitions.

        (B) ADDITIONAL REPRESENTATIONS. Section 3 is amended by adding the following Sections 3(g), (h), (i) and (j):

                "(g) NON-RELIANCE. For any Relevant Agreement: (i) it acts as principal and not as agent, (ii) it acknowledges that the other party acts only arm's length and is not its agent, broker, advisor or fiduciary in any respect, and any agency, brokerage, advisory or fiduciary services that the other party (or any of its affiliates) may otherwise provide to the party (or to any of its affiliates) excludes the Relevant Agreement, (iii) it is relying solely upon its own evaluation of the Relevant Agreement (including the present and future results, consequences, risks, and benefits thereof, whether financial, accounting, tax, legal, or otherwise) and upon advice from its own professional advisors, (iv) it understands the Relevant Agreement and those risks, has determined they are appropriate for it, and willingly assumes those risks, (v) it has not relied and will not be relying upon any evaluation or advice (including any recommendation, opinion, or representation) from the other party, its affiliates or the representatives or advisors of the other party or its affiliates (except representations expressly made in the Relevant Agreement or an opinion of counsel required thereunder); and (vi) if a party is acting as a Calculation Agent or Valuation Agent, it does so not as the other party's agent or fiduciary, but on an arm's length basis for the purpose of performing an administrative function in good faith.

                "RELEVANT AGREEMENT" means this Agreement, each Transaction, each Confirmation, any Credit Support Document, and any agreement (including any amendment, modification, transfer or early termination) between the parties relating thereto or to any Transaction.

                (h) ELIGIBILITY. It is an "eligible contract participant" within the meaning of the Commodity Exchange Act (as amended by the Commodity Futures Modernization Act of 2000).

                (i) FDIC REQUIREMENTS. If it is a bank subject to the requirements of 12 U.S.C. ss. 1823(e), its execution, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefor are satisfied in full).

                (j) ERISA. It is not (i) an employee benefit plan as defined in
                Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), subject to Title I of ERISA or Section 4975 of the Code, or a plan as so defined but which is not subject to Title I of ERISA or Section 4975 of the Code but is subject to another law materially similar to Title I of ERISA or Section 4975 of the Code (each of which, an "ERISA Plan"), (ii) a person or entity acting on behalf of an ERISA Plan, or (iii) a person or entity the assets of which constitute assets of an ERISA Plan.

        (C) RECORDED CONVERSATIONS. Each party and any of its Affiliates may electronically record any of its telephone conversations with the other party or with any of the other party's Affiliates in connection with this Agreement or any Transaction.

        (D) CONFIRMATION PROCEDURES. Upon receipt thereof, Party B shall examine the terms of each Confirmation sent by Party A, and unless Party B objects to the terms within three New York Business Days after receipt of that Confirmation, those terms shall be deemed accepted and correct absent manifest error, in which case that Confirmation will be sufficient to form a binding supplement to this Agreement notwithstanding Section 9(e)(ii) of this Agreement.

        (E)     CHANGE OF ACCOUNT. Any account designated by a party pursuant to
                Section 2(b) shall be in the same legal and tax jurisdiction as the original account.

PART 6. ADDITIONAL TERMS RELATING TO THE POOLING AND SERVICING AGREEMENT

        (A)     PERMITTED TRANSFERS.

                (i) Subject to what may otherwise be provided in a Confirmation and notwithstanding Section 7 of this Agreement, Party A may make a Permitted Transfer (as hereinafter defined) without the prior written consent of Party B, and at Party A's own cost and expense, if one or more of the following events occurs:

                        (A) the unsecured and unsubordinated debt, deposit or letter of credit obligations of Party A are rated below investment grade by S&P or Moody's as described in Part 1(i) of this Schedule at the time of the transfer.

                        (B) any Tax Event or Tax Event Upon Merger exists with respect to Party A at the time of the transfer.

                        (C) Party A acting in a commercially reasonable manner cannot comply with a Regulation AB Request (as defined below).

                (ii) "PERMITTED TRANSFER" means a transfer, in whole but not in part, of all of Party A's rights and obligations under this Agreement and which meets all of the following requirements:

                        (A) the transferee is a recognized dealer in interest rate swaps organized under the laws of the United States of America or a jurisdiction located in the United States of America (or another jurisdiction reasonably acceptable to Party B);

                        (B) S&P (for as long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and rated by S&P) and Moody's (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and rated by Moody's) confirm that such transfer will not result in a reduction or withdrawal of their then current rating on any outstanding class of Certificates under the Pooling and Servicing Agreement;

                        (C) neither an Event of Default with respect to the transferee nor a Termination Event would exist immediately after that transfer;

                        (D) the transferee executes and delivers a written agreement reasonably satisfactory to Party B in which the transferee, among other things, legally and effectively accepts all the rights and assumes all the obligations of Party A under this Agreement;

                        (E) Party B will not be required to pay to the transferee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)) greater than the amount in respect of which Party B would have been required to pay to Party A in the absence of such transfer; and

                        (F) Party B will not receive a payment from which an amount has been withheld or deducted, on account of a Tax under Section 2(d)(i) (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)), in excess of that which Party A would have been required to so withhold or deduct in the absence of such transfer, unless the transferee would be required to make additional payments pursuant to Section 2(d)(i)(4) corresponding to such withholding or deduction.

                        "POOLING AND SERVICING AGREEMENT" means that certain Pooling and Servicing Agreement, dated as of January 1, 2006 by and among Popular ABS, Inc., a Delaware corporation, as depositor, Equity One, Inc., a Delaware corporation, as a seller and as servicer, JPMorgan Chase Bank, N.A., as trustee, and the other sellers named therein relating to the creation and issuance of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-A. Any terms used but not otherwise defined herein or in the 2000 ISDA Definitions shall have the meanings set forth in the Pooling and Servicing Agreement.

        (B)     EFFECT OF POOLING AND SERVICING AGREEMENT.

                (i) Each of Party A and Party B acknowledges that Party B has entered into this Agreement for the benefit of the Holders of the Adjustable Rate Certificates (as defined in the Pooling and Servicing Agreement) under the Pooling and Servicing Agreement. Nothing herein shall be construed as requiring the consent of any Holder (as defined in the Pooling and Servicing Agreement) for the performance by Party B of any of its obligations hereunder and Party A may exercise its rights and remedies under this Agreement without the consent of any Holder, except as otherwise provided in this Agreement.

                (ii)    [RESERVED]

                (iii) Except as expressly provided in this Agreement for any Permitted Transfer, Event of Default, Termination Event or Additional Termination Event, neither Party A nor Party B may enter into any agreement to transfer or dispose of any Transaction, whether in the form of a termination, unwind, transfer, or otherwise without written confirmation by each of Moody's (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by Moody's) and S&P (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and are rated by S&P) that such transfer or disposition will not cause the reduction or withdrawal of their then current rating on such Certificates.

                (iv) No amendment, modification or waiver in respect of this Agreement will be effective unless (A) evidenced by a writing executed by each party hereto, and (B) Moody's (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and rated by Moody's) and S&P (for so long as any Certificates are deemed outstanding under the Pooling and Servicing Agreement and rated by S&P) confirm in writing that such amendment, modification or waiver will not cause the reduction or withdrawal of their then current rating on such Certificates.

                (v) Party B shall promptly provide Party A with copies of any amendment to the Pooling and Servicing Agreement and any notice of termination or liquidation of the Trust Fund (as defined in the Pooling and Servicing Agreement), provided that the failure to provide such amendments or notices shall not constitute an Event of Default hereunder.

       (C)      [RESERVED]

       (D) LIMITED TRANSACTIONS. Notwithstanding any provision in this Agreement to the contrary, the parties hereto agree that the Transactions evidenced by the Confirmations dated the date hereof (Reference Nos. IRG6916572, IRG6916573) shall be the only Transactions governed by this Agreement.

       (E) PAYMENTS. All payments to Party B under any Transaction shall be made as specified in the applicable confirmation.

       (F) SET-OFF. Party A and Party B hereby waive any and all right of set-off with respect to any amounts due under this Agreement or any Transaction.

       (G) NO BANKRUPTCY PETITION. Party A agrees that, prior to the date which is at least one year and one day after all Certificates under the Pooling and Servicing Agreement have been paid in full, it will not institute against, or join any other person or entity in instituting against, Party B any involuntary bankruptcy or insolvency petition or proceeding provided that nothing herein shall preclude, or be deemed to estop, Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has commenced.

       (H) REGULATION AB REQUEST. Subject to Part 6(a) Party A hereby agrees to cooperate in a commercially reasonable manner with any request from Party B, acting reasonably, to provide any information Party B deems necessary under Regulation AB of the Securities Act of 1933, as amended (each such request, a "Regulation AB Request"), and Party A shall promptly provide such information.

In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized signatories as of the date hereof.

THE ROYAL BANK OF SCOTLAND PLC
By: Greenwich Capital Markets, Inc., its agent


By:  /Caroline Kulik/
     -------------------------------
     Name:  Caroline Kulik
     Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
not in its individual capacity, but solely as TRUSTEE FOR THE BENEFIT OF THE
CERTIFICATEHOLDERS OF THE POPULAR ABS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A


By:  /Steve M. Husbands/
     -------------------------------
     Name:  Steve M. Husbands
     Title: Assistant Vice President

               (ONE-WAY PLEDGE BY THE ROYAL BANK OF SCOTLAND PLC)
                 (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     ISDA(R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX


                             to the Schedule to the

                              ISDA MASTER AGREEMENT

                          dated as of January 31, 2006


                                     between


                   THE ROYAL BANK OF SCOTLAND PLC ("PARTY A")

                                       and


                           JPMORGAN CHASE BANK, N.A.,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS
                        OF THE POPULAR ABS, INC. MORTGAGE
              PASS-THROUGH CERTIFICATES, SERIES 2006-A ("PARTY B")

                              CREDIT SUPPORT ANNEX

This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this "AGREEMENT"), is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Upon the occurrence of an Over-Collateralization Commencement Date, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A has made a Permitted Transfer under this Agreement (including a Permitted Transfer following the occurrence of an Over-Collateralization Commencement Date), then Party A's obligations to transfer Eligible Collateral under this Annex will immediately cease and Party B will, upon demand by Party A, return, or cause its Custodian to return, all Collateral held under this Annex.

Accordingly, the parties agree as follows:


PARAGRAPHS 1 - 12.  INCORPORATION

Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral
Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b) SECURED PARTY AND PLEDGOR. Notwithstanding anything contained in this Annex to the contrary, (i) all references in this Annex to the "Secured Party", and all references to "other party" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party B exclusively, and (ii) all references in this Annex to the "Pledgor" and all references to "Each party" or "a party" in Paragraphs 2, 9 and 11(b) of this Annex, will be to Party A exclusively."

PARAGRAPH 13.  ELECTIONS AND VARIABLES

        (a) SECURITY INTEREST FOR "OBLIGATIONS". The term "OBLIGATIONS" as used in this Annex includes no obligations of Secured Party and, for purposes of the definition of Obligations in Paragraph 12, includes no additional obligations of Pledgor.

        (b)     CREDIT SUPPORT OBLIGATIONS.

                        (I) DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                        A. "DELIVERY AMOUNT" has the meaning specified in Paragraph 3(a).

                        B. "RETURN AMOUNT" has the meaning specified in Paragraph 3(b).

                        C. "CREDIT SUPPORT AMOUNT" for any Valuation Date associated with an Over-Collateralization Commencement Date and any weekly Valuation Date thereafter until termination of this Agreement or consummation of a Permitted Transfer shall not have its meaning as defined in Paragraph 3, but shall mean the greatest of (X) Party A's Exposure under the Affected Transactions on that Valuation Date, (Y) the amount of the next payment due from Party A to Party B under the Affected Transactions on the next scheduled Payment Date to occur after that Valuation Date under this Agreement or (Z) one percent of the Transactional Notional Amount in effect on that Valuation Date.

                        (ii) ELIGIBLE COLLATERAL The following items will qualify as "ELIGIBLE COLLATERAL":

                                                                                     VALUATION
                                                                                    PERCENTAGE
                                                                                    ----------
                        A.      CASH: U.S. Dollars in depositary account                   100%
                                form.

                        B.      U.S. TREASURY SECURITIES: negotiable debt                98.60%
                                obligations issued by the U.S. Treasury
                                Department ("TREASURIES") having a remaining
                                maturity of up to and not more than one year.

                        C.      Treasuries having a remaining maturity of                94.10%
                                greater than 1 year but not more than 5 years.

                        D.      Treasuries having a remaining maturity of                90.70%
                                greater than 5 years but not more than 10 years.

                        E.      Treasuries having a remaining maturity of                85.30%
                                greater than 10 years but not more than 20
                                years.

                        F.      Treasuries having a remaining maturity of                85.30%
                                greater than 20 years but not more than 30
                                years.

                        G.      AGENCY SECURITIES. negotiable debt obligations           98.20%
                                of the Federal National Mortgage Association,
                                (FNMA), Federal Home Loan Mortgage Corporation
                                (FHLMC), Federal Home Loan Banks (FHLB), Federal
                                Farm Credit Banks (FFCB), Student Loan Marketing
                                Association (SLMA), Tennessee Valley Loan
                                Authority (TVA) (collectively, "AGENCY
                                SECURITIES") having a remaining maturity of not
                                more than one year.

                        H.      Agency Securities having a remaining maturity            93.30%
                                of greater than 1 year but not more than 5
                                years.

                        I.      Agency Securities having a remaining maturity            88.60%
                                of greater than 5 years but not more than 10
                                years.

                        J.      Agency Securities having a remaining maturity            80.80%
                                of greater than 10 years but not more than 20
                                years.

                        K.      Agency    Securities   having   a   remaining            80.80%
                                maturity  of  greater  than 20 years  but not
                                more than 30 years.

                        L.      FHLMC CERTIFICATES. Mortgage participation                  93%
                                certificates issued by FHLMC evidencing
                                undivided interests or participations in pools
                                of first lien conventional or FHA/VA residential
                                mortgages or deeds of trust, guaranteed by
                                FHLMC, and having a remaining maturity of not
                                more than 30 years.

                        M.      FNMA CERTIFICATES. Mortgage-backed pass-through             90%
                                certificates issued by FNMA evidencing undivided
                                interests in pools of first lien mortgages or
                                deeds of trust on residential properties,
                                guaranteed by FNMA, having a remaining maturity
                                of not more than 30 years.

                        N.      GNMA CERTIFICATES. Mortgage-backed pass-through          90.60%
                                certificates issued by private entities,
                                evidencing undivided interests in pools of first
                                lien mortgages or deeds of trust on single
                                family residences, guaranteed by the Government
                                National Mortgage Association (GNMA) with the
                                full faith and credit of the United States, and
                                having a remaining maturity of not more than 30
                                years.

                        (iii)   OTHER ELIGIBLE SUPPORT. Not applicable.

                        (IV)    THRESHOLDS.

                        A.      "INDEPENDENT AMOUNT" means for Pledgor: zero

                                "INDEPENDENT AMOUNT" means for Secured Party:
                                zero

                        B.      "THRESHOLD" means, for Pledgor: zero.

                        C. "MINIMUM TRANSFER AMOUNT" is $100,000 for any Delivery Amount of Pledgor and $100,000 for any Return Amount of Secured Party.

                        D. ROUNDING: The Delivery Amount and the Return Amount will be rounded down to the nearest integral multiple of $10,000.

        (c)     VALUATION AND TIMING.

                        (i) "VALUATION AGENT" means, for purposes of Paragraphs 3, 4(d)(ii), 5 and 6(d), the Pledgor.

                        (ii) "VALUATION DATE" means in connection with an Over-Collateralization Commencement Date, the second New York Business Day prior to such Over-Collateralization Commencement Date (such Over-Collateralization Commencement Date, the "Collateral Support Commencement Date") and thereafter any Local Business Day provided that there shall be one Valuation Date per week on a date selected by the Valuation Agent, which shall be the same calendar day each week to the extent practicable, on a reasonably consistent basis. If the Delivery Amount for the Valuation Date associated with the Collateral Support Commencement Date or weekly Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the demand by the Secured Party referred to in Paragraph 3(a) of this Annex shall be deemed to have been given (A) with respect to the Collateral Support Commencement Date, on the first New York Business Day preceding the Collateral Support Commencement Date, prior to the Notification Time, and (B) with respect to the weekly Valuation Date, on that weekly Valuation Date prior to the Notification Time, and, subject to the terms and conditions of this Annex, the Pledgor will Transfer to the Secured Party the amount of Eligible Collateral it is required to Transfer with respect to that Valuation Date in accordance with Paragraph 3(a) and Paragraph 4(b) of this Annex.

                        (iii) "VALUATION TIME" means the close of business in New York City on the Local Business Day before the Valuation Date or date of calculation as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

                        (iv) "NOTIFICATION TIME" means 11:00 a.m., New York time, on a Local Business Day.

        (d) CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. No Specified Conditions apply.

        (e)     SUBSTITUTION.

                        (i) "SUBSTITUTION DATE" has the meaning specified in Paragraph 4(d)(ii).

                        (ii) CONSENT. The Pledgor is not required to obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d).

        (f)     DISPUTE RESOLUTION.

                        (i) "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

                        (ii) VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated based upon the mid-point between the bid and offered purchase rates or prices for that Posted Credit Support as reported on the Bloomberg electronic service as of the Resolution Time, of if unavailable, as quoted to the Valuation Agent as of the Resolution Time by a dealer in that Posted Credit Support of recognized standing selected in good faith by the Valuation Agent, which calculation shall include any unpaid interest on that Posted Credit Support.

                        (iii) ALTERNATIVE. The provisions of Paragraph 5 will apply.

        (g)     HOLDING AND USING POSTED COLLATERAL.

                        (i) ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. Secured Party will not be entitled to hold Posted Collateral itself, and instead the Secured Party will be entitled to hold Posted Collateral through a Custodian pursuant to Paragraph 6(b), provided that (1) Posted Collateral may be held only in New York City or an alternative jurisdiction within the United States acceptable to Party A, and (2) the Custodian shall at all times be a bank or trust company with total assets in excess of $10 billion and having a rating assigned to its unsecured and unsubordinated long-term debt or deposit obligations of at least BBB+ from S&P and Baa1 from Moody's. Initially the Custodian will be JPMorgan Chase Bank, N.A.

                        (ii) USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) of the Credit Support Annex will not apply to Secured Party and without prejudice to Secured Party's rights under Paragraph 8 of the Credit Support Annex, Secured Party will not take any action specified in such Section 6(c).

        (h)     INTEREST AMOUNT.

                        (i) INTEREST RATE. The "INTEREST RATE" for any day will be the Federal Funds (Effective) rate published in N.Y. Federal Reserve Statistical Release H.15(519) for that day (or if that day is not a New York Business Day, then for the next preceding New York Business Day).

                                For the purpose of computing the Interest
                                Amount, the amount of interest computed for each day of the Interest Period shall be compounded daily.

                        (ii) TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b).

                        (iii) ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph 6(d)(ii) will apply.

        (i)     ADDITIONAL REPRESENTATION(S). Not applicable.

        (j)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT. Not applicable.

        (k) DEMANDS AND NOTICES. All demands, specifications and notices under this Annex will be made to a party as follows unless otherwise specified from time to time by that party for purposes of this Annex in a written notice given to the other party:

                TO PLEDGOR:

                THE ROYAL BANK OF SCOTLAND PLC
                600 Steamboat Road
                Greenwich, CT 06830
                Attention: Legal Department - Derivatives Documentation
                      Fax:     (203) 618-2533/34
                      Phone:   (203) 618-2531/32

                TO SECURED PARTY:

                JPMORGAN CHASE BANK, N.A.,
                not in its individual capacity but solely as TRUSTEE FOR THE BENEFIT OF THE CERTIFICATEHOLDERS
                OF THE POPULAR ABS, INC. MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A
                4 New York Plaza, 6th Floor
                New York, New York 10004
                Attention: Mark W. McDermott, Worldwide Securities Services/Structured Finance Services, Popular ABS 2006-A (Adjustable Rate Certificates, Corridor)
                Fax: 212-623-4482
                Phone: 212-623-5930

                WITH A COPY TO:

                Equity One, Inc.
                301 Lippincott Drive
                Marlton, NJ  08053
                Attention:  Chief Financial Officer
                Fax: (856) 396-2713

        (l)     ADDRESSES FOR TRANSFERS.

                        (i) For each Transfer hereunder to Pledgor, instructions will be provided by Pledgor for that specific Transfer.

                        (ii) For each Transfer hereunder to Secured Party, instructions will be provided by Secured Party for that specific Transfer.

In connection with this Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of Party A. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Agreement.

IN WITNESS WHEREOF, the parties have executed this Credit Support Annex as of the date hereof.

THE ROYAL BANK OF SCOTLAND PLC
By:  Greenwich Capital Markets, Inc., its agent


By:  /Caroline Kulik/
     ------------------------
     Name: Caroline Kulik
     Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
not in its individual capacity, but solely as TRUSTEE FOR THE BENEFIT OF THE
CERTIFICATEHOLDERS OF THE POPULAR ABS, INC.
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-A


By:  /Steve M. Husbands/
     -------------------------------
     Name: Steve M. Husbands
     Title: Assistant Vice President

                                                                   [LOGO OF RBS]

Memorandum                                                      January 31, 2006

To JPMorgan Chase Bank, National Association not in its individual capacity, but solely as Trustee for the Benefit of the Certificateholders of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-A ("COUNTERPARTY")

Address c/o JP Morgan Chase Bank, National Association Four New York Plaza, 6th Floor
                        New York, NY 10004 USA

                        Fax: 212-623-4482
                        Phone: 212-623-5930

Attention               Mark W. McDermott, Worldwide Securities
                        Services/Structured Finance Services Popular ABS 2006-A

cc                      Allyn Brown and James Jenkins

Address                 301 Lippincott Drive
                        Marlton, NJ 08053 USA

Reference Number        IRG6916573


RATE CAP TRANSACTION CONFIRMATION

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Rate Cap Transaction entered into between Counterparty and The Royal Bank of Scotland plc ("RBS") on the Trade Date specified below (the "TRANSACTION").

This confirms the terms of the Transaction described below between Counterparty and RBS. This Transaction is subject to the 2000 ISDA Definitions (the "ISDA DEFINITIONS") published by the International Swaps and Derivatives Association, Inc., which are incorporated herein by reference. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation supplements, forms part of, and will be governed by that certain Master Agreement between the parties dated as of January 31, 2006.

Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place of the account specified below, in freely transferable funds and in the manner customary for payments in the required currency.

1 The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:                            Rate Cap Corridor

Currency for Payments:                       U.S. Dollars

Notional Amount:                             For a  Calculation  Period,  the amount set forth  opposite  that
                                             Calculation Period on Attachment I hereto.

TERM:

Trade Date:                                  January 19, 2006

Effective Date:                              January 25, 2011

Termination Date:                            February 25, 2014, subject to the Following Business Day Convention.


FIXED AMOUNT:

Fixed Amount Payer:                          Counterparty

Fixed Amount:                                USD 55,000

Fixed Rate Payer Payment Date:               January 31, 2006


FLOATING AMOUNTS:

Floating Rate Payer:                         RBS

Cap Rate:                                    For each Floating Rate Payer Period End Date, the percentage set forth in Attachment I as the Cap Rate for such Floating Rate Payer
                                             Period End Date.

Floating Rate Payer Period End Dates:        Monthly on the 25th of each month, commencing February 25, 2011, through and including the Termination Date, subject to the Following
                                             Business Day Convention.

Floating Rate Payer Payment Dates:           Early Payment shall be applicable. The Floating Rate Payer Payment
                                             Dates shall be one New York Banking Day prior to each Floating Rate
                                             Payer Period End Date.

Business Day Convention:                     Following

Business Day:                                New York

Floating Rate for initial Calculation        Determined two London Banking Days prior to the Effective Date.
Period:

Floating Rate Option:                        USD-LIBOR-BBA, provided, however, that if the Floating Rate Option for any Calculation Period is greater than 10.50000%, then the Cap
                                             Rate for such Calculation Period shall be deemed to be 10.50000%.

Designated Maturity:                         1 Month

Spread:                                      None

Floating Rate Day Count Fraction:            Actual/360

Floating Rate determined:                    Two London Banking Days prior to each Reset Date.

Reset Dates:                                 The first day of each Calculation Period.

Compounding:                                 Inapplicable

Rounding Convention:                         5 decimal places per the ISDA Definitions.

2       The additional provisions of this Confirmation are as follows:

Calculation Agent:                           RBS

RBS Payment Instructions:                    For the account of the The Royal Bank of Scotland Financial Markets
                                             Fixed Income and Interest Rate Derivative Operations, London SWIFT
                                             RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account
                                             Number 400930153/ABA 021000021

RBS Contacts:                                600 Steamboat Road
                                             Greenwich, CT 06380
                                             Attention: Legal Department - Derivatives Documentation
                                             Telephone: (203) 618-2531/2532
                                             Facsimile: (203) 618-2533/2534

                                             Please quote transaction reference number.

Payments to Counterparty:                    JP Morgan Chase Bank, N.A.
                                             ABA # 021000021
                                             Account # 507947541
                                             FFC: 10500252.3
                                             Ref.: Popular 2006-A Corridor Reserve Account

NO LIABILITY OF THE TRUSTEE:

It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by JPMorgan Chase Bank, National Association, not individually or personally but solely as trustee for the benefit of the Certificateholders of the Popular ABS Mortgage Pass-Through Certificates Series 2006-A, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement ("the Pooling Agreement") dated as of January 1, 2006, among Popular ABS, Inc., Equity One, Inc., Popular Financial Services, LLC, Popular Financial Funding, LLC and JPMorgan Chase Bank, National Association as trustee, (b) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of JPMorgan Chase Bank, National Association but is made and intended for the purpose of binding only the trust created pursuant to the Pooling Agreement and (c) under no circumstances shall JPMorgan Chase Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Counterparty under this Confirmation.

This Confirmation is governed by the law (but not the law of conflicts) of the State of New York.

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of The Royal Bank of Scotland plc under this Transaction.

THE ROYAL BANK OF SCOTLAND PLC


By: Greenwich Capital Markets, Inc., its agent


By: /William Gougherty/
    --------------------------------------------
    Name: William Gougherty
    Title: Vice President


Accepted and confirmed as of date first above written:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION not in its individual capacity, but solely as Trustee for the Benefit of the Certificateholders of the Popular ABS, Inc.
Mortgage Pass-Through Certificates, Series 2006-A


By: /Steve M. Husbands/
    --------------------------------------------
    Name: Steve M. Husbands
    Title: Assistant Vice President

                                  ATTACHMENT I

AMORTIZATION SCHEDULE, subject to adjustment in accordance with the Following Business Day Convention

                                                                          CAP RATE
 FROM AND INCLUDING       TO BUT EXCLUDING    NOTIONAL AMOUNT (USD)     (PER CENT.)
----------------------   ------------------   --------------------     -------------
     1/25/2011               2/25/2011                77,121,151.01         10.00180
     2/25/2011               3/25/2011                            0          0.00000
     3/25/2011               4/25/2011                73,451,670.96          9.97910
     4/25/2011               5/25/2011                71,682,553.87         10.30000
     5/25/2011               6/25/2011                69,955,761.92          9.96280
     6/25/2011               7/25/2011                68,270,317.24         10.30040
     7/25/2011               8/25/2011                66,625,243.56          9.95660
     8/25/2011               9/25/2011                65,019,461.63          9.94520
     9/25/2011               10/25/2011               63,452,012.95         10.26490
     10/25/2011              11/25/2011               61,921,962.89          9.92240
     11/25/2011              12/25/2011               60,428,400.12         10.24780
     12/25/2011              1/25/2012                58,970,478.27          9.92200
     1/25/2012               2/25/2012                57,547,351.44          9.91060
     2/25/2012               3/25/2012                            0          0.00000
     3/25/2012               4/25/2012                 4,801,920.16          9.88760
     4/25/2012               5/25/2012                53,477,988.67         10.20530
     5/25/2012               6/25/2012                52,185,528.87          9.87080
     6/25/2012               7/25/2012                50,923,808.65         10.19010
     7/25/2012               8/25/2012                49,692,059.01          9.84990
     8/25/2012               9/25/2012                48,489,543.88          9.83850
     9/25/2012               10/25/2012               47,315,554.89         10.15460
     10/25/2012              11/25/2012               46,169,401.24          9.81560
     11/25/2012              12/25/2012               45,050,409.21         10.13470
     12/25/2012              1/25/2013                43,957,936.64          9.79710
     1/25/2013               2/25/2013                42,891,264.10          9.78570
     2/25/2013               3/25/2013                            0          0.00000
     3/25/2013               4/25/2013                40,833,032.15          9.76290
     4/25/2013               5/25/2013                39,840,268.69         10.07660
     5/25/2013               6/25/2013                38,870,962.22          9.74010
     6/25/2013               7/25/2013                37,924,547.24         10.05310
     7/25/2013               8/25/2013                37,000,472.16          9.71750
     8/25/2013               9/25/2013                36,098,199.00          9.70620
     9/25/2013               10/25/2013               35,217,203.01         10.01800
     10/25/2013              11/25/2013               34,356,972.39          9.68360
     11/25/2013              12/25/2013               33,517,007.92          9.99470
     12/25/2013              1/25/2014                32,696,822.63          9.66110
     1/25/2014               2/25/2014                31,895,941.57          9.64980

                                                               [LOGO OF THE RBS]

Memorandum                                                      January 31, 2006

To JPMorgan Chase Bank, National Association not in its individual capacity, but solely as Trustee for the Benefit of the Certificateholders of the Popular ABS, Inc. Mortgage Pass-Through Certificates, Series 2006-A ("COUNTERPARTY")

Address           c/o JP Morgan Chase Bank, National Association
                  Four New York Plaza, 6th Floor
                  New York, NY 10004 USA

                  Fax: 212-623-4482
                  Phone: 212-623-5930

Attention         Mark W. McDermott, Worldwide Securities Services/Structured
                  Finance Services Popular ABS 2006-A

cc                Allyn Brown and James Jenkins

Address           301 Lippincott Drive
                  Marlton, NJ 08053 USA

Reference Number  IRG6916572

--------------------------------------------------------------------------------

RATE CAP TRANSACTION CONFIRMATION

Ladies and Gentlemen:

The purpose of this letter agreement is to set forth the terms and conditions of the Rate Cap Transaction entered into between Counterparty and The Royal Bank of Scotland plc ("RBS") on the Trade Date specified below (the "TRANSACTION").

This confirms the terms of the Transaction described below between Counterparty and RBS. This Transaction is subject to the 2000 ISDA Definitions (the "ISDA DEFINITIONS") published by the International Swaps and Derivatives Association, Inc., which are incorporated herein by reference. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. This Confirmation supplements, forms part of, and will be governed by that certain Master Agreement between the parties dated as of January 31, 2006.

Each party will make each payment specified in this Confirmation as being payable by it, not later than the due date for value on that date in the place of the account specified below, in freely transferable funds and in the manner customary for payments in the required currency.

1        The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type:                   Rate Cap

Currency for Payments:              U.S. Dollars

Notional Amount:                    For a  Calculation  Period,  the amount set
                                    forth opposite that Calculation Period on Attachment I hereto.

TERM:

Trade Date:                         January 19, 2006

Effective Date:                     January 31, 2006

Termination Date:                   January  25,  2011,   subject  to  the
                                    Following   Business  Day Convention.

FIXED AMOUNT:

Fixed Amount Payer:                 Counterparty

Fixed Amount:                       USD 1,830,000

Fixed Rate Payer Payment Date:      January 31, 2006


FLOATING AMOUNTS:

Floating Rate Payer:                RBS

Cap Rate:                           For each Floating Rate Payer Period End
                                    Date,  the percentage set forth in
                                    Attachment  I as the Cap Rate  for such
                                    Floating  Rate Payer Period End Date.

Floating Rate Payer Period End      Monthly on the 25th of each month,
Dates:                              commencing February 25, 2006,
                                    through and including the
                                    Termination Date, subject to the
                                    Following Business Day Convention.

Floating Rate Payer Payment Dates:  Early  Payment  shall be  applicable.  The
                                    Floating Rate Payer Payment Dates shall be one New York Banking Day prior to each Floating Rate Payer Period End Date.

Business Day Convention:            Following

Business Day:                       New York

Floating Rate for initial           Determined two London Banking Days prior to
Calculation Period:                 the Effective Date.

Floating Rate Option:               USD-LIBOR-BBA

Designated Maturity:                1 Month

Spread:                             None

Floating Rate Day Count Fraction:   Actual/360

Floating Rate determined:           Two London Banking Days prior to each Reset
                                    Date.

Reset Dates:                        The first day of each Calculation Period.

Compounding:                        Inapplicable

Rounding Convention:                5 decimal places per the ISDA Definitions.

2        The additional provisions of this Confirmation are as follows:

Calculation Agent:                  RBS

RBS Payment Instructions:           For the account of the The Royal Bank of
                                    Scotland Financial Markets Fixed Income and
                                    Interest Rate Derivative Operations, London
                                    SWIFT RBOSGB2RTCM with JPMorgan Chase Bank,
                                    New York CHASUS33 Account Number
                                    400930153/ABA 021000021

RBS Contacts:                       600 Steamboat Road
                                    Greenwich, CT 06380
                                    Attention: Legal Department - Derivatives
                                    Documentation
                                    Telephone: (203) 618-2531/2532
                                    Facsimile: (203) 618-2533/2534

                                    Please quote transaction reference number.

Payments to Counterparty:           JP Morgan Chase Bank, N.A.
                                    ABA # 021000021
                                    Account # 507947541
                                    FFC: 10500252.4
                                    Ref.: Popular 2006-A Cap Reserve Account

NO LIABILITY OF THE TRUSTEE:

It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by JPMorgan Chase Bank, National Association, not individually or personally but solely as trustee for the benefit of the Certificateholders of the Popular ABS Mortgage Pass-Through Certificates Series 2006-A, in the exercise of the powers and authority conferred and vested in it under the Pooling and Servicing Agreement ("the Pooling Agreement") dated as of January 1, 2006, among Popular ABS, Inc., Equity One, Inc., Popular Financial Services, LLC, Popular Financial Funding, LLC and JPMorgan Chase Bank, National Association as trustee, (b) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of JPMorgan Chase Bank, National Association but is made and intended for the purpose of binding only the trust created pursuant to the Pooling Agreement and (c) under no circumstances shall JPMorgan Chase Bank, National Association be personally liable for the payment of any indebtedness or expenses of the Counterparty or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Counterparty under this Confirmation.

GOVERNING LAW:

This Confirmation is governed by the law (but not the law of conflicts) of the State of New York.

AMENDMENTS TO SCHEDULE:

For the purposes of this Transaction, Part 1(i) of the Schedule to the Master Agreement is deleted in its entirety and is replaced with the following provision:

         "If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within 30 days of such Ratings Event subject to the Rating Agency Condition (as hereinafter defined) and at its own expense (unless, within 30 days of such Ratings Event, each of S&P and Moody's has reconfirmed the rating of the Certificates which was in effect immediately prior to such Ratings Event), (i) assign this Transaction hereunder to a third party that meets or exceeds, or as to which any applicable credit support provider of such third party meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, (ii) obtain a guaranty of Party A's obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold, in form and substance, (iii) post collateral, or (iv) establish any other arrangement satisfactory to each Rating Agency, which will be sufficient to restore the immediately prior ratings of the Certificates. For purposes of this Transaction, a "RATINGS EVENT" shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P, its short-term unsecured and unsubordinated debt ceases to be rated at least "P-1" by Moody's and its long-term unsecured and unsubordinated debt ceases to be rated at least "A1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "APPROVED RATINGS THRESHOLDS." If a Further Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within (10) days of such Downgrade Event subject to the Rating Agency Condition (as hereinafter defined) and at its own expense (unless, within 10 days of such Ratings Event, S&P has reconfirmed the rating of the Certificates which was in effect immediately prior to such Further Ratings Event), (i) assign this Transaction hereunder to a third party that meets or exceeds, or as to which any applicable credit support provider of such third party meets or exceeds, the Approved Ratings Thresholds on terms substantially similar to this Confirmation or (ii) obtain a guaranty of Party A's obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold. For purposes of this Transaction, a "FURTHER RATINGS EVENT" shall occur with respect to Party A (or any applicable credit support provider), if its long-term unsecured and unsubordinated debt ceases to be rated at least "BBB-" by S&P or such rating is withdrawn by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider). "RATING AGENCY CONDITION" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each Rating Agency then providing a rating of the Certificates and receive from each Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates."

For the purposes of this Transaction, Part 6(a)(i)(A) of the Schedule to the Master Agreement is deleted in its entirety and replaced with the following:

         "a Ratings Event or Further Ratings Event occurs."

For the Purposes of this Transaction, Part (6)(a)(ii)(B) of the Schedule to the Master Agreement is amended by inserting the words "Except with respect to a Ratings Event or Further Ratings Event (such events already subject to the Rating Agency Condition as described above)" at the beginning of the first sentence of Part 6(a)(ii)(B).

This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of The Royal Bank of Scotland plc under this Transaction.

THE ROYAL BANK OF SCOTLAND PLC


By: Greenwich Capital Markets, Inc., its agent


By:    /William Gougherty/
       -----------------------------
Name:  William Gougherty
Title: Vice President


Accepted and confirmed as of date first above written:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION not in its individual capacity, but solely as Trustee for the Benefit of the Certificateholders of the Popular ABS, Inc.
Mortgage Pass-Through Certificates, Series 2006-A


By:    /Steve M. Husbands/
       -----------------------------
Name:  Steve M. Husbands
Title: Assistant Vice President

                                  ATTACHMENT I

AMORTIZATION SCHEDULE, subject to adjustment in accordance with the Following Business Day Convention

                                                NOTIONAL AMOUNT      CAP RATE
 FROM AND INCLUDING       TO BUT EXCLUDING          (USD)           (PER CENT.)
----------------------   ------------------   ------------------   ------------
      1/31/2006              2/25/2006          326,042,000.00        4.59730
      2/25/2006              3/25/2006          318,003,108.54        4.59730
      3/25/2006              4/25/2006          310,090,676.81        4.59730
      4/25/2006              5/25/2006          302,292,106.86        4.59730
      5/25/2006              6/25/2006          294,433,958.18        4.59730
      6/25/2006              7/25/2006          286,593,324.97        4.59730
      7/25/2006              8/25/2006          278,688,797.24        4.59730
      8/25/2006              9/25/2006          270,796,017.01        4.59730
      9/25/2006              10/25/2006         262,876,907.94        4.59730
      10/25/2006             11/25/2006         254,920,310.31        4.59730
      11/25/2006             12/25/2006         247,215,559.65        4.59730
      12/25/2006             1/25/2007          239,688,446.99        4.59730
      1/25/2007              2/25/2007          232,399,560.97        4.59730
      2/25/2007              3/25/2007          225,309,893.38        4.59730
      3/25/2007              4/25/2007          218,322,244.88        4.59730
      4/25/2007              5/25/2007          211,613,703.14        4.59730
      5/25/2007              6/25/2007          205,059,196.52        4.59730
      6/25/2007              7/25/2007          198,710,823.28        4.59730
      7/25/2007              8/25/2007          192,507,975.28        4.59730
      8/25/2007              9/25/2007          186,499,671.60        4.59730
      9/25/2007              10/25/2007         180,654,298.35        4.59730
      10/25/2007             11/25/2007         174,942,589.17        4.59730
      11/25/2007             12/25/2007         169,409,251.35        4.59730
      12/25/2007             1/25/2008          163,992,363.83        4.59730
      1/25/2008              2/25/2008           81,616,424.78        5.76400
      2/25/2008              3/25/2008           79,807,238.36        5.76420
      3/25/2008              4/25/2008           78,038,258.01        5.76240
      4/25/2008              5/25/2008           76,308,579.08        5.76250
      5/25/2008              6/25/2008           74,617,317.66        5.76160
      6/25/2008              7/25/2008           72,963,610.17        5.76120

                                                NOTIONAL AMOUNT      CAP RATE
 FROM AND INCLUDING       TO BUT EXCLUDING          (USD)           (PER CENT.)
----------------------   ------------------   ------------------   ------------
      7/25/2008              8/25/2008           71,346,612.84        5.76010
      8/25/2008              9/25/2008           69,765,501.25        5.76020
      9/25/2008              10/25/2008          68,219,469.85        5.75860
      10/25/2008             11/25/2008          66,707,731.59        5.75730
      11/25/2008             12/25/2008          65,229,517.37        5.75690
      12/25/2008             1/25/2009           63,784,154.49        5.75740
      1/25/2009              2/25/2009           60,035,587.14        5.82420
      2/25/2009              3/25/2009           58,725,172.86        5.82620
      3/25/2009              4/25/2009           57,443,186.12        5.82700
      4/25/2009              5/25/2009           56,189,008.67        5.82970
      5/25/2009              6/25/2009           54,962,035.79        5.83210
      6/25/2009              7/25/2009           53,761,676.05        5.83300
      7/25/2009              8/25/2009           52,587,351.05        5.83400
      8/25/2009              9/25/2009           51,438,495.04        5.83610
      9/25/2009              10/25/2009          50,314,554.70        5.83700
      10/25/2009             11/25/2009          49,214,988.84        5.83790
      11/25/2009             12/25/2009          48,139,268.13        5.83920
      12/25/2009             1/25/2010           47,086,874.84        5.83990
      1/25/2010              2/25/2010           46,057,302.60        5.87650
      2/25/2010              3/25/2010           45,050,056.10        5.87790
      3/25/2010              4/25/2010           44,064,650.89        5.87850
      4/25/2010              5/25/2010           43,100,613.13        5.88120
      5/25/2010              6/25/2010           42,157,479.30        5.88280
      6/25/2010              7/25/2010           41,234,796.08        5.88440
      7/25/2010              8/25/2010           40,332,120.01        5.88540
      8/25/2010              9/25/2010           39,448,975.08        5.88700
      9/25/2010              10/25/2010          38,584,980.74        5.88830
      10/25/2010             11/25/2010          37,739,721.96        5.88970
      11/25/2010             12/25/2010          36,912,792.74        5.89080
      12/25/2010             1/25/2011           36,103,972.18        5.89100